Exhibit 10.1

WAIVER AND AMENDMENT NO. 9

TO

RECEIVABLES PURCHASE AGREEMENT

THIS WAIVER AND AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT dated as of August 4, 2009 (this “Amendment”), is entered into among AVISTA RECEIVABLES CORP. (the “Seller”), AVISTA CORPORATION (the “Servicer”), RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC) (the “Conduit Purchaser”) and BANK OF AMERICA, N.A., as “Committed Purchaser” (in such capacity, the “Committed Purchaser”) and as “Administrator” (in such capacity, the “Administrator”) under the Receivables Purchase Agreement defined below. Capitalized terms used herein but not defined herein shall have the meanings provided in such Receivables Purchase Agreement.

W I T N E S S E T H

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement dated as of May 29, 2002 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”); and

WHEREAS, the Seller has requested that the Conduit Purchaser, the Committed Purchaser and the Administrator waive any occurrence of a Liquidation Event under Section 10.01(j) of the Receivables Purchase Agreement arising solely because the average of the Delinquency Ratios for the three successive Cut-Off Dates as of June 30, 2009 was greater than 3.60% (the “Specified Liquidation Event”);

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereafter set forth; and

WHEREAS, the Conduit Purchaser, the Committed Purchaser and the Administrator have agreed to so waive the Specified Liquidation Event on the terms and conditions set forth below;

SECTION 1. Waiver.

1.1 As of July 30, 2009, subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Conduit Purchaser, the Committed Purchaser and the Administrator hereby waive the Specified Liquidation Event.

1.2 Other than as explicitly set forth above, nothing in this Amendment shall (i) be deemed to constitute a waiver of any other term, provision or condition of the Receivables Purchase Agreement or any other Transaction Document or (ii) prejudice any right or remedy that any party to the Receivables Purchase Agreement may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other Transaction Document.

SECTION 2. Amendment. As of July 30, 2009, subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Receivables Purchase Agreement is hereby amended as follows:

2.1 Section 10.01(j) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(j) The average of the Delinquency Ratios for (i) the three successive Cut-Off Dates as of July 31, 2009 or as of August 31, 2009 is greater than 6.0% or (ii) for any other three successive Cut-Off Dates is greater than 3.60%.”

2.2 Section 3.01(a) of the Receivables Purchase Agreement is hereby amended by adding the following two sentences to the end of such section:

If Parent’s senior unsecured long-term debt is rated below BBB- by S&P or below Baa3 by Moody’s, upon the request of the Administrator, Servicer shall deliver to the Administrator, on or before 4:00 p.m. (New York City time) on the second Business Day of each calendar week, a weekly report in form and scope reasonably acceptable to the Administrative Agent (a “Weekly Report”) in respect of the Pool Receivables related to the calendar week then most recently ended. If Parent’s senior unsecured long-term debt is rated below BB by S&P or below Ba2 by Moody’s, upon the request of the Administrator, Servicer shall deliver to the Administrator, on or before 4:00 p.m. (New York City time) of each Business Day, a daily report in form and scope reasonably acceptable to the Administrative Agent (a “Daily Report”) in respect of the Pool Receivables related to the Business Day immediately preceding such reporting date.

2.3 Each of Section 6.01(l), 6.02(i) and 10.01(a)(i) of the Receivables Purchase Agreement is amended to insert “,Weekly Report or Daily Report” immediately after each reference to “Servicer Report” appearing in each of such sections.

2.4 Each of Section 10.01(b), 13.01(a)(ii) and 13.01(b)(i) of the Receivables Purchase Agreement is amended to insert “, any Weekly Report, Daily Report” immediately after each reference to “Transaction Document” appearing in each of such sections.

2.5 Appendix A to the Receivables Purchase Agreement is hereby amended to insert the following defined terms in the appropriate alphabetical locations:.

“Daily Report” has the meaning set forth in Section 3.01(a).

“Weekly Report” has the meaning set forth in Section 3.01(a).

SECTION 3. Conditions Precedent. This Amendment shall be effective as of July 30, 2009 subject to the satisfaction of the conditions precedent that the Administrator shall have received (i) counterparts (which receipt may be by facsimile transmission) this Amendment, executed by the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrator and (ii) payment in full from the Seller, in immediately available funds, of a waiver fee payable to the Administrative Agent in an amount equal to $10,000 (which waiver fee shall be fully earned on the date hereof and non-refundable when paid).

SECTION 4. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (ii) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article 6 of the Receivables Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The Seller further represents and warrants that, other than the Specified Liquidation Event, before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Liquidation Event or an Unmatured Liquidation Event.

SECTION 5. Reference to and Effect on the Receivables Purchase Agreement.

5.1 Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

5.2 Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrator, the Conduit Purchaser or the Committed Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective signatories thereunto duly authorized as of the date first above written.

AVISTA RECEIVABLES CORP., as Seller

By:	/s/ Diane C. Thoren
Name:	Diane C. Thoren
Title:	Vice President

AVISTA CORPORATION, as Servicer

By:	/s/ Diane C. Thoren
Name:	Diane C. Thoren
Title:	Treasurer

RANGER FUNDING COMPANY LLC (formerly known as Receivables Capital Company LLC), as Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

BANK OF AMERICA, N.A., as Committed Purchaser and as Administrator

By:	/s/ Steven Maysonet
Name:	Steven Maysonet
Title:	Vice President

Signature Page to

Waiver and Amendment No. 9 to Receivables Purchase Agreement